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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 October 7, 2003
                        (date of earliest event reported)

                   WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                    as Depositor and Master Servicer under a
                         Pooling and Servicing Agreement
                           dated as of October 1, 2003
                          providing for the issuance of


                     WaMu MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2003-AR11

Delaware                           333-103345                 94-2528990

(State or other                   (Commission                 (IRS Employer
jurisdiction of                    File Number)               Identification
Incorporation)                                                Number)

                           1201 THIRD AVENUE, WMT 1706
                            SEATTLE, WASHINGTON 98101
                    (Address of principal executive offices)

              Registrant's telephone number, including area code:

                                 (206) 377-8555



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Item 7. Financial Statements and Exhibits.

The following exhibit is filed herewith:

          99.1

          Term Sheet prepared by Lehman Brothers Inc. in connection with the Registrant's WaMu Mortgage Pass-Through Certificates, Series 2003-AR11.





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 7, 2003

                                 WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                 (Registrant)

                                 By: /s/ David H. Zielke
                                 -----------------------------------
                                 David H. Zielke
                                 First Vice President and Counsel
                                 (Authorized Officer)







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